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                                                                   Exhibit 10.35

                             STOCK OPTION AGREEMENT

                              (OTHER OPTION GRANT)

                          (Non-Qualified Stock Option)


                  THIS AGREEMENT is made to be effective as of December 26, 2001, by and between R.G. Barry Corporation, an Ohio corporation (the "Company"), and William Lenich ("Employee") and constitutes the grant of the "$5.00 options" referenced in the employment agreement between Employee and the Company dated February 19, 2001.


                                   WITNESSETH:

                  WHEREAS, the Board of Directors of the Company ("Board") has determined that an option to acquire common shares of the Company should be granted to Employee upon the terms and conditions set forth in this Agreement;

                  NOW, THEREFORE, in consideration of the covenants and premises contained herein, the parties named above make the following agreement, intending to be legally bound thereby:


         1. Grant of Option. Subject to adjustment pursuant to Section 3(a) of this Agreement, the Company hereby grants to Employee an option (the "Option") to purchase One Hundred Fifty Thousand (150,000) common shares, par value $1.00 per share, of the Company (the "Shares"). The Option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Anything contained in this Agreement to the contrary notwithstanding, the Option may not be exercised for a period of six
(6) months from the date of this Agreement.

         2. Terms and Conditions of the Option.


                  (a) Option Price. The purchase price (the "Option Price") to be paid by Employee to the Company upon the exercise of the Option shall be Five Dollars and 66/100 ($5.66) per Share, subject to adjustment as provided in
Section 3(a) of this Agreement.

                  (b) Exercise of the Option. Except as otherwise provided in this Agreement, the Option may be exercised by Employee as follows:

                           (i) Subject to Employee's continued employment with
the Company or with any entity related to Company through common ownership ("Subsidiary"), the Option shall vest and become exercisable with respect to (a) one-third (33-1/3%) of the Shares on the first anniversary of the effective date of this Agreement, (b) two-thirds (66-2/3%) of the Shares on the



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second anniversary of the effective date of this Agreement and (c) all (100%) of the Shares on the third anniversary of the effective date of this Agreement.

                           (ii) Subject to the six-month holding period
requirement of Section 1 of this Agreement, if Employee's employment with the Company and all Subsidiaries is terminated by Employee as a result of death or Disability (as defined below), by the Company without Cause (as defined below), or by Employee for Good Reason (as defined below), the Unvested Portion (as defined below) shall vest and become exercisable upon the date of such termination of employment.

                           (iii) The portion of the Option which has become
vested and exercisable pursuant to this section is referred to as the "Vested Portion" and the portion of the Option which has not become vested and exercisable pursuant to this section is referred to as the "Unvested Portion."

                           (iv) For purposes of this Agreement, (a) "Disability"
shall have the same meaning given to such term in the Employee's employment agreement dated February 19, 2001, (whether or not that agreement is in effect at the time employment terminates), (b) "Cause" shall have the same meaning given to such term in the Employee's employment agreement dated February 19, 2001 (whether or not that agreement is in effect at the time employment terminates), and (c) "Good Reason" shall have the same meaning given to such term in the Employee's employment agreement dated February 19, 2001 (whether or not that agreement is in effect at the time employment terminates).

                           (v) Change in Control. In the event there is a Change
in Control or a Special Change in Control, subject to the six-month holding period requirement of Section 1, the Option shall become immediately exercisable as of the date of the Change in Control or the Special Change in Control, whether or not exercisable under this Agreement. If the Option has been held for less than six months as of the date of the Change in Control or the Special Change in Control, the Option shall be cancelled by the Company without consideration and shall terminate as of the date of the Change of Control or the Special Change in Control. For purposes of this Agreement, "Change in Control" and "Special Change in Control" shall have the same meanings given to such terms in the Employee's employment agreement dated February 19, 2001 (whether or not that agreement is in effect at the time employment terminates).

                           (vi) If Employee's employment with the Company or any
Subsidiary is terminated prior to a Change in Control or Special Change in Control (a) by Employee for any reason other than Disability or death or by Employee without Good Reason or (b) by the Company for Cause, the Unvested Portion of the Option shall be cancelled by the Company without consideration and shall thereupon terminate.


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                  (c) Option Term. Subject to the provisions of this Agreement,
Employee may exercise all or any part of the Vested Portion of the Option at any time prior to the occurrence of the earliest event listed below:

                           (i) the fifth anniversary of the date of this
Agreement;

                           (ii) three months following the date of Employee's
termination of employment with the Company or a Subsidiary other than by reason of death or Disability, or, if earlier, on the fifth anniversary of the date of this Agreement;

                           (iii) twelve months following the date of Employee's
termination of employment with the Company due to death or Disability, or, if earlier, on the fifth anniversary of the date of this Agreement;

                           (iv) twelve months after the death of Employee, if
Employee dies within three (3) months after his termination of employment other than for willful, deliberate or gross misconduct, or, if earlier, on the fifth anniversary of the date of this Agreement; or

                           (v) the date of termination of Employee's employment
with the Company or a Subsidiary if the termination is by the Company for Cause.

                  (d) Exercise of Option. The Vested Portion of the Option may be exercised by giving written notice of exercise to the Company, in care of the Treasurer of the Company, stating the number of full Shares subject to the Option in respect of which it is being exercised. Payment for all such Shares shall be made to the Company at the time the Option is exercised in United States dollars in cash (including check, bank draft or money order). Payment for such Shares also may be made (i) by delivery of common shares of the Company already owned by Employee and having a Fair Market Value (as defined in Section 2(f) of this Agreement) on the date of delivery equal to the Option Price for the Shares purchased, or (ii) by delivery of the combination of cash and already owned common shares of the Company. The Board may, in its discretion, permit payment of the Option Price of the Shares subject to the Option by delivery of a properly executed exercise notice together with a copy of irrevocable instructions to deliver promptly to the Company the amount of sale proceeds to pay the Option Price. After payment in full for the Shares purchased under the Option has been made, the Company shall take all such action necessary to deliver appropriate share certificates evidencing the Shares purchased upon exercise of the Option as promptly thereafter as is reasonably practicable.

                  (e) Tax Withholding. Employee will pay to the Company the amount of any taxes the Company is required by law to withhold with respect to the exercise of the Option. Employee also may instruct the Company to withhold from the Shares issuable upon exercise of the Option that number of Shares having a Fair Market Value (as defined in Section 2(f) of this Agreement) on the date of exercise equal to the amount of any taxes the Company is required by law to withhold with respect to the exercise of the Option.



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                  (f) For purposes of this Agreement, "Fair Market Value" means, on any given date, the closing price of the Company's common shares, as reported on The New York Stock Exchange, or on any securities exchange on which the common shares are listed for such date, or if the Company's common shares were not traded on such date, on the next preceding date on which the Company's common shares were traded.

         3. Adjustments and Changes in the Shares.

                  The following provisions shall apply to the Option:

                  (a) Generally. In the event that the outstanding common shares of the Company shall be changed into or exchanged for a different kind of shares, other securities or other property of the Company or of another corporation or for cash, (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of common shares of the Company shall be increased through the payment of a share dividend, there shall be substituted for or added to each Share subject to the Option, the number and kind of shares, other securities or other property and the amount of cash into which each outstanding common share of the Company shall be changed, or for which each such common share shall be exchanged, or to which the holder of each common share shall be entitled, as the case may be. The Option shall also be appropriately amended as to the Option Price and other terms as may be necessary to reflect the foregoing events. The number of shares that will become vested in accordance with Section 2(b) of this Agreement shall be appropriately adjusted to reflect any such change in the outstanding common shares of the Company. In the event there shall be any other change in the number or kind of the outstanding shares of the Company, or of any shares, other securities or other property (including cash) into which such shares shall have been changed, or for which they shall have been exchanged, then if the Board, in its sole discretion, shall determine that such change equitably requires an adjustment in the Option, such adjustment shall be made by the Board in accordance with such determination. Fractional shares resulting from any adjustment in the Option pursuant to this Section 3(a) shall be rounded down due to the nearest whole number of shares. The Board has sole discretion to make all determinations under this section. All decisions by the Board under this section will be final and binding on the Company, Employee and the assigns, if any, of each.

                  (b) No Restrictions on Company. The grant of this Option shall not affect in any way the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         4. Assignability of Option. Upon receipt of permission from the Company, Employee may transfer all or any portion of the Option to a revocable inter-vivos trust as to which Employee is the settlor, or to a "Permissible Transferee", as such term is defined in the Company's 1997 Incentive Stock Plan. The Option may not be retransferred by a Permissible Transferee except by will or by the laws of descent and distribution, and then only to another Permissible Transferee. The Option may not be exercised during the lifetime of Employee except by Employee or Employee's legal representative.



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         5. Substitution for Option. The Company shall have the authority to effect, at anytime and from time to time, with the consent of the Employee, the cancellation of the Option and the grant in substitution therefore of one or more new options covering the same or a different number of common shares of the Company.

         6. Restrictions on Transfers of Common Shares. Anything contained in this Agreement or elsewhere to the contrary notwithstanding, the Company may postpone the issuance and delivery of Shares upon any exercise of the Option until completion of any stock exchange listing or registration or other qualification of such Shares under any state or federal law, rule or regulation as the Company may consider appropriate. The Company may require Employee, when exercising the Option, to make such representations and furnish such information as the Company may consider appropriate in connection with the issuance of the Shares in compliance with applicable law.

                  Shares issued and delivered upon exercise of the Option shall be subject to such restrictions on trading, including appropriate legending of certificates to that effect, as the Company, in its discretion, shall determine are necessary to satisfy applicable legal requirements and obligations.

         7. Rights of Employee. Employee shall have no rights as a shareholder of the Company with respect to any Shares of the Company covered by the Option until the date of issuance of a certificate to him evidencing ownership of the Shares.

         8. No Agreement to Employ. The grant of the Option shall not confer upon Employee any right to continue in the employment of the Company or any Subsidiary nor limit in any way the right of the Company or any Subsidiary to terminate the employment of Employee at any time.

         9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

         10. Rights and Remedies Cumulative. All rights and remedies of the Company and of Employee enumerated in this Agreement shall be cumulative and, except as expressly provided otherwise in this Agreement, none shall exclude any other rights or remedies allowed by law or in equity, and each may be exercised and enforced concurrently.

         11. Captions. The captions contained in this Agreement are included only for convenience of reference and do not define, limit, explain or modify this Agreement or its interpretation, construction or meaning and are in no way to be construed as a part of this Agreement.

         12. Severability. If any provision of this Agreement or the application of any provision hereof to any person or any circumstance shall be determined to be invalid or unenforceable, then such determination shall not affect any other provision of this Agreement or the application of said provision to any other person or circumstance, all of which other provisions shall remain in full


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force and effect. It is the intention of each party to this Agreement that if any provision of this Agreement is susceptible of two or more interpretations, one of which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.

         13. Number and Gender. When used in this Agreement, the number and gender of each pronoun shall be construed to be such number and gender as the context, circumstances or its antecedent may required.

         14. Entire Agreement. This Agreement constitutes the entire agreement between the Company and Employee with respect to this stock option grant, and this Agreement supersedes all prior agreements between the parties related to this option grant. No officer, employee or other servant or agent of the Company, and no servant or agent of Employee, is authorized to make any representation, warranty or other promise not contained in this Agreement. No change, termination or attempted waiver of any of the provisions of this Agreement shall be binding upon any party hereto unless contained in a writing signed by the party to be charged.

         15. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns (including subsequent, as well as immediate, successors and assigns) of the Company.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first above written.

                                    COMPANY:

                                    R.G. BARRY CORPORATION

                                    By:  /s/ Gordon Zacks
                                        ----------------------------------------

                                    Name:    Gordon Zacks
                                          --------------------------------------

                                    Title:  Chairman and Chief Executive Officer
                                           -------------------------------------

                                    EMPLOYEE:

                                     /s/ William Lenich
                                    --------------------------------------------
                                    William Lenich

                                    Social Security Number:  X X X X X X X X
                                                            -----------------

                                    Employee Number:  X X X X X X X X X X
                                                     ---------------------

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